                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of K-Tron International, Inc. (the "Company") on Form 10-K for the period ended December 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Edward B. Cloues, II, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant tO ss. 906 of the Sarbanes-Oxley Act of 2002, that, based on the undersigned's knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2003                /s/ Edward B. Cloues, II
                                    ------------------------
                                        Edward B. Cloues, II
                                        Chairman and Chief Executive Officer